                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below constitutes and appoints Robert B. Terry and Terry M. Campbell, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, as well as any related registration statement (or amendment thereto) filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dated indicated.

               Signatures                                     Title                             Date
               ----------                                     -----                             ----

/s/ Albert J. Shivley                     Chairman of the Board of Directors             June 18, 1998
----------------------------------------
Albert J. Shivley


/s/ H. D. Cleberg                         President, Chief Executive Officer and         June 18, 1998
----------------------------------------  Director (Principal Executive Officer)
H. D. Cleberg


/s/ Jody Bezner                           Vice Chairman, Vice President and Director     June 18, 1998
----------------------------------------
Jody Bezner


/s/ Lyman Adams, Jr                       Director                                       June 18, 1998
----------------------------------------
Lyman Adams, Jr.


/s/ Ronald J. Amundson                    Director                                       June 18, 1998
----------------------------------------
Ronald J. Amundson


/s/ Baxter Ankerstjerne                   Director                                       June 18, 1998
----------------------------------------
Baxter Ankerstjerne


/s/ Richard L. Detten                     Director                                       June 18, 1998
----------------------------------------
Richard L. Detten


/s/ Steven Erdman                         Director                                       June 18, 1998
----------------------------------------
Steven Erdman


/s/ Harry Fehrenbacher                    Director                                       June 18, 1998
----------------------------------------
Harry Fehrenbacher


/s/ Martie Floyd                          Director                                       June 18, 1998
----------------------------------------
Martie Floyd


/s/ Warren Gerdes                         Director                                       June 18, 1998
----------------------------------------
Warren Gerdes


/s/ Ben Griffith                          Director                                       June 18, 1998
----------------------------------------
Ben Griffith


/s/ Gail D. Hall                          Director                                       June 18, 1998
----------------------------------------
Gail D. Hall


/s/ Barry Jensen                          Director                                       June 18, 1998
----------------------------------------
Barry Jensen


/s/ Ron Jurgens                           Director                                       June 18, 1998
----------------------------------------
Ron Jurgens


/s/ William Kuhlman                       Director                                       June 18, 1998
----------------------------------------
William Kuhlman


/s/ Greg Pfenning                         Director                                       June 18, 1998
----------------------------------------
Greg Pfenning


/s/ Monte Romohr                          Director                                       June 18, 1998
----------------------------------------
Monte Romohr


/s/ Joe Royster                           Director                                       June 18, 1998
----------------------------------------
Joe Royster


/s/ Kent Stamper                          Director                                       June 18, 1998
----------------------------------------
Kent Stamper


/s/ Eli F. Vaughn                         Director                                       June 18, 1998
----------------------------------------
Eli F. Vaughn


/s/ Frank Wilson                          Director                                       June 18, 1998
----------------------------------------
Frank Wilson


/s/ Terry M. Campbell                     Executive Vice President and Chief Financial   June 18, 1998
----------------------------------------  Officer (Principal Financial Officer)
Terry M. Campbell


/s/ Merl Daniel                           Vice President and Controller (Principal       June 18, 1998
----------------------------------------  Accounting Officer)
Merl Daniel